PAPP FOCUS FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                                                            Number      Market
               Common Stocks                               of Shares     Value
---------------------------------------------              ---------  ----------

Financial Services (19.7%)
  American International Group
    (Major international insurance
    holding company)                                          1,750   $  211,093
  State Street Corporation
    (Provider of U.S. and global securities
    custodial services)                                       2,500      205,468
  T. Rowe Price Associates, Inc.
    (Provides investment advisory and
    administrative services to their family
    of no-load mutual funds)                                 14,000      481,250
                                                                      ----------
                                                                         897,811
                                                                      ----------

Industrial Services (13.6%)
  G & K Services, Inc. Class A
    (Uniform rental service)                                  4,800      221,700
  Interpublic Group of Companies, Inc.
    (Worldwide advertising agencies)                          5,100      397,163
                                                                      ----------
                                                                         618,863
                                                                      ----------

Specialty Retailing (10.5%)
  Office Depot *
    (Large office supply retailer and direct
    marketer of office products)                             13,000      478,563
                                                                      ----------

Consumer Services (10.1%)
  Steiner Leisure Ltd. *
    (Provider of spa services, beauty salons,
    and health clubs on cruise ships)                        15,000      461,250
                                                                      ----------

Medical Products (9.5%)
  Johnson & Johnson
    (Healthcare products)                                     2,300      215,481
  Medtronic, Incorporated
    (Manufacturer of implantable
    biomedical devices)                                       3,000      215,250
                                                                      ----------
                                                                         430,731
                                                                      ----------

Computer Equipment (9.1%)
  Intel Corporation
    (Manufacturer of microprocessors,
    microcontrollers, and memory chips)                       1,700      202,512
  International Business Machines
    (Global provider of information technology,
    hardware, software and services)                          1,200      212,700
                                                                      ----------
                                                                         415,212
                                                                      ----------

*Non-income producing security

                              PAPP FOCUS FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                                                            Number      Market
           Common Stocks (continued)                      of Shares      Value
--------------------------------------------              ---------   ----------

Pharmaceutical (5.3%)
  Merck & Company
    (Ethical drugs)                                          3,000    $  240,563
                                                                      ----------

Healthcare Services (5.1%)
  Techne Corporation *
    (Leading producer of raw materials for
    biotechnology industry)                                  8,000       231,000
                                                                      ----------

Restaurants (5.0%)
  McDonald's Corporation
    (Fast food restaurants and franchising)                  5,000       226,563
                                                                      ----------

Software (4.7%)
  Microsoft Corporation *
    (Personal computer software)                             2,400       215,100
                                                                      ----------

Electrical Equipment (4.4%)
  American Power Conversion *
    (Leading producer of uninterruptible power
    supply products)                                         7,500       202,500
                                                                      ----------

Total Common Stocks - 97.0%                                            4,418,156

Cash and Other Assets, Less Liabilities - 3.0%                           136,707
                                                                      ----------

Net Assets - 100%                                                     $4,554,863
                                                                      ==========

Net Asset Value Per Share
(Based on 359,223 shares outstanding at
  March 31, 1999)                                                     $    12.68
                                                                      ==========

*Non-income producing security